ESC-STATSUP-1 090613
Statutory Prospectus Supplement dated September 6, 2013
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco European Small Company Fund
The Fund will close to new investors, other than in the circumstances outlined below, effective the open of business on October 4, 2013.
The following sentence is added on the front cover of the Prospectus:
     “As of the open of business on October 4, 2013, the Fund will limit public sales of its shares to certain investors.”
The information appearing under the heading “Other Information – Future Limited Fund Offering” is deleted in its entirety and replaced with the following:
“Limited Fund Offering
Effective as of the open of business on October 4, 2013, the Fund will close to new investors. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
Investors who are invested in the Fund on or prior to October 3, 2013, may continue to make additional purchases in their accounts.
Any retirement plan may continue to make additional purchases of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the retirement plan had invested in the Fund as of October 3, 2013. Any brokerage firm wrap program may continue to make additional purchases of Fund shares and may add new accounts at the program level that may purchase Fund shares if the brokerage firm wrap program had invested in the Fund as of October 3, 2013. All retirement plans and brokerage firm wrap programs that have approved the Fund as an investment option as of October 3, 2013, but that had not opened an account in the Fund as of that date, may open an account and make purchases of Fund shares, provided that the retirement plan or the brokerage firm wrap program opens its initial account with the Fund prior to April 4, 2014.
The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.”
ESC-STATSUP-1 090613